UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 17, 2009

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to amendment on November 17, 2009, the employment agreements with three executives of Supertel Hospitality, Inc. (the “Company”) provided that the executives would receive one year’s base salary as severance if the Company discharged the executives without cause. On November 17, 2009 the agreements with the three executives were amended so that the severance will be paid only if a change in control of the Company has occured and within one year thereafter the Company discharges the executive without cause or the executive quits for good reason. On November 17, 2009 the Company also entered into a similar employment agreement with Kelly Walters, President and Chief Executive Officer. The amended employment agreements with the three executives, Steven C. Gilbert, Chief Operating Officer, Corrine L. Scarpello, Chief Financial Officer, and David L. Walter, Senior Vice President and Treasurer, and the employment agreement with Mr. Walters are filed with this Form 8-K as exhibits and incorporated herein by reference.

The agreements continue until terminated by either party at any time, immediately if for cause, or following 30 days notice if without cause. The agreements, like the prior agreements, contain confidentiality and noncompetition covenants, provide that base salaries will be reviewed annually and provide that the executives will be considered for cash bonuses and option grants annually. The annual base salaries of $262,000 for Mr. Walters, $112,000 for Mr. Gilbert, $127,500 for Ms. Scarpello, and $135,000 for Mr. Walter, remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Employment Agreement of Kelly Walters, dated November 17, 2009
10.2	Amended and Restated Employment Agreement of Steven C. Gilbert, dated November 17, 2009
10.3	Amended and Restated Employment Agreement of Corrine L. Scarpello, dated November 17, 2009
10.4	Amended and Restated Employment Agreement of David L. Walter, dated November 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: November 19, 2009	By: /s/ Kelly A. Walters
Name: Kelly A. Walters
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Employment Agreement of Kelly Walters, dated November 17, 2009
10.2	Amended and Restated Employment Agreement of Steven C. Gilbert, dated November 17, 2009
10.3	Amended and Restated Employment Agreement of Corrine L. Scarpello, dated November 17, 2009
10.4	Amended and Restated Employment Agreement of David L. Walter, dated November 17, 2009